EXHIBIT 10.57




                                    AGREEMENT

                       for the purchase of Common Stock of

                                   SUGEN, INC.

                                       by

                           VISION PHARMACEUTICALS L.P.

                                TABLE OF CONTENTS
                                                                            Page

1.  Purchase and Sale of Common Stock........................................ 1.
    1.1      Initial Issuance of Common Stock................................ 1.
    1.2      Subsequent Issuance of Common Stock............................. 1.

2.  Closing; Delivery........................................................ 2.
    2.1      Closing......................................................... 2.
    2.2      Payment and Delivery............................................ 4.

3.  Representations, Warranties and Covenants of the Company................. 4.
    3.1      Organization.................................................... 4.
    3.2      Capitalization.................................................. 4.
    3.3      Authority....................................................... 5.
    3.4      Financial Statements............................................ 5.
    3.5      Issuance of the Shares.......................................... 5.
    3.6      No Conflict with Law or Documents............................... 5.
    3.7      Absence of Certain Developments................................. 5.
    3.8      Litigation...................................................... 6.
    3.9      Registration Rights Covenant.................................... 6.
    3.10     Covenant to Keep Public Information Available...................12.
    3.11     SEC Reports.....................................................12.
    3.12     Securities Law Compliance.......................................12.
    3.13     Registration Rights.............................................12.

4.  Representations, Warranties and Covenants of Purchaser...................12.
    4.1      Legal Power.....................................................12.
    4.2      Due Execution...................................................13.
    4.3      Investment Representations and Covenants........................13.
    4.4      Standstill Covenant.............................................14.
    4.5      Lockup Covenant.................................................14.
    4.6      Right of First Offer............................................15.

5.  Miscellaneous............................................................17.
    5.1      Governing Law...................................................17.
    5.2      Successors and Assigns..........................................17.
    5.3      Entire Agreement................................................17.
    5.4      Separability....................................................17.
    5.5      Amendment and Waiver............................................17.
    5.6      Notices.........................................................17.
    5.7      Fees and Expenses...............................................18.
    5.8      Titles and Subtitles............................................18.
    5.9      Counterparts....................................................18.
    5.10     Consent to Jurisdiction and Venue...............................18.
    5.11     Guarantee.......................................................18.



                                       i.

                         COMMON STOCK PURCHASE AGREEMENT


         THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement) is made as of September 30, 1996 (the "Effective Date") by and between SUGEN, INC., a Delaware corporation (the "Company"), and VISION PHARMACEUTICALS L.P., a Texas limited partnership ("Purchaser"), and, for purposes of Section 5.11 only, ALLERGAN, INC., a Delaware corporation ("Allergan"). In consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the Company and Purchaser agree as follows:

1.       PURCHASE AND SALE OF COMMON STOCK.

         1.1      Initial Issuance of Common Stock.

                  (a) The Company has authorized the issuance and sale to Purchaser of up to 191,571 shares (the "Shares") of its common stock, $.01 par value (the "Common Stock").

                  (b) In reliance upon Purchaser's representations and warranties contained in Section 4 hereof and subject to the terms and conditions set forth herein, the Company agrees to sell to Purchaser the Shares, to be issued and sold at a price per share equal to $20.88.

                  (c) In reliance upon the representations and warranties of the Company contained in Section 3 hereof and subject to the terms and conditions set forth herein, Purchaser hereby agrees to purchase the Shares at the per share purchase price set forth above.

         1.2      Subsequent Issuance of Common Stock.

                  (a) The Company agrees to use all reasonable efforts to offer or, if applicable, to arrange for its underwriters to offer, Purchaser or its designated affiliate the opportunity to purchase in the Company's next private offering of equity securities of the Company to institutional investors and/or individuals (other than a sale of equity securities of the Company in connection with a scientific or commercial collaboration or intellectual property licensing agreement) or directed public offering or underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), on the same terms as others purchasing in such offering, the number of shares of Common Stock or other equity securities of the Company (the "Additional Shares") representing an aggregate investment of $3.0 million. Purchaser hereby confirms its intention to purchase the Additional Shares in the Company's next offering, provided (i) the closing date, or effective date if such offering is registered under the Securities Act, of such offering takes place within two (2) years of the date of this Agreement; (ii) such offering results in gross proceeds to the Company of at least $10.0 million; (iii) the purchase of such shares by Purchaser would not result in beneficial ownership by Purchaser of greater than 9.9% of the then outstanding Common Stock of the Company; (iv) if such offering is an underwritten public offering of Common Stock, Purchaser shall not purchase Common Stock at a price per share



                                       1.

more than 3.0% greater than the closing price of the Common Stock on the day of the pricing of such offering or the day prior to the pricing if the pricing occurs prior to the opening of the Nasdaq National Market on the day of pricing; and (v) if such offering is not an underwritten public offering of Common Stock
(A) Purchaser shall not purchase Common Stock at a price per share greater than the closing price of the Common Stock on the day of the pricing of such offering or the day prior to the pricing if the pricing occurs prior to the opening of the Nasdaq National Market on the day of pricing and (B) if the Company's next offering consists of a private offering of preferred stock, within sixty days following the closing of such preferred stock offering, Purchaser shall have the option to purchase Common Stock at a price per share equal to the closing price of the Common Stock on the day of the pricing of such offering or the day prior to the pricing if the pricing occurs prior to the opening of the Nasdaq National Market on the day of pricing in lieu of purchasing the preferred stock offered in the private offering. However, Purchaser shall be under no obligation to purchase any or all of such securities.

                  (b) Notwithstanding anything in this Agreement to the contrary, in the event the Additional Shares are made available to Purchaser in accordance with the terms of this Agreement and Purchaser fails to purchase, or make a bona fide offer to purchase, such securities (provided the provisions of
Section 1.2(a) are complied with), the Company shall have the right for a period of 90 days from the closing date, or if such offering is registered under the Securities Act, the effective date, of its offering to terminate the Collaboration Agreement by giving Purchaser 10 days written notice. In the event the Company exercises its termination option pursuant to this Section 1.2(b), it shall retain the payments made under the Collaboration Agreement between the Company and Purchaser dated as of the date of this Agreement (the "Collaboration Agreement").

2.       CLOSING; DELIVERY.

         2.1 Closing. The closing of the sale of purchase of Shares under this Agreement (the"Closing") shall take place at 5:00 p.m. on the date of satisfaction of the conditions set forth below (the "Closing Date"), at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, or at such other time and place as the Company and Purchaser may agree. At the Closing, the Company will issue and sell, and Purchaser will purchase, the Shares for an aggregate purchase price of $4,000,002.48.

                  (a) The obligations of Purchaser to purchase the Shares at the Closing are subject to the fulfillment on or before the Closing Date of each of the following conditions, which may be waived only in writing, on or before October 4, 1996:

                           (i) The representations and warranties of the Company
contained in Section 3 shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.




                                       2.

                           (ii) The Company  shall have  performed  and complied
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

                           (iii) All authorizations,  approvals,  or permits, if
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares at the Closing pursuant to this Agreement shall have been obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

                           (iv) The parties shall have executed and delivered to
each other the Collaboration Agreement dated as of the Closing Date.

                           (v) Purchaser shall have received from Cooley Godward
LLP, counsel for the Company, an opinion dated as of the Closing Date covering the matters set forth in Exhibit A.

                           (vi)  Purchaser  shall have  received  a  certificate
representing the Shares, duly registered in Purchaser's name.

                  (b) The obligations of the Company are subject to fulfillment on or before the Closing Date of each of the following conditions, which may be waived only in writing, on or before October 4, 1996:

                           (i)  The   representations   and  warranties  of  the
Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

                           (ii) The Purchaser  shall have performed and complied
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

                           (iii) All authorizations,  approvals,  or permits, if
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares at the Closing pursuant to this Agreement shall have been obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened



                                       3.

by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

                           (iv) The parties shall have executed and delivered to
each other the Collaboration Agreement dated as of the Closing Date.

                           (v)  Purchaser  shall have  delivered an aggregate of
$4,000,002.48 to the Company.

         2.2 Payment and Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser an opinion from Cooley Godward LLP, counsel to the Company, covering the matters set forth in Exhibit A attached hereto and a stock certificate, registered in the name of Purchaser, representing the Shares to be purchased by Purchaser from the Company, dated as of the Closing, against payment of the purchase price therefor by wire transfer, unless other means of payment shall have been agreed upon by Purchaser and the Company.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

         Subject to and except as disclosed by the Company in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), quarterly reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996 (the "Form 10-Qs") and Proxy Statement for the 1996 Annual Meeting of Stockholders, dated as of April 5, 1996 (the "Proxy
Statement"), each previously delivered to Purchaser, or in the Schedule of Exceptions attached hereto as Exhibit B (the "Schedule of Exceptions"), the Company hereby represents and warrants to Purchaser as follows as of the date hereof and as of the Closing Date, and all such representations and warranties shall survive the Closing:

         3.1 Organization. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has all requisite power and authority to own or lease its properties and to conduct its business as now conducted. The Company holds all licenses and permits required for the conduct of its business as now conducted, which, if not obtained, would have a material adverse effect on the business, financial condition or results of operations of the Company taken as a whole. The Company is qualified as a foreign corporation and is in good standing in all states where the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, financial condition or results of operations of the Company taken as a whole.

         3.2 Capitalization. The authorized, issued and outstanding capital stock of the Company and a description of the Company's stock option and stock purchase plans is as set forth in the Proxy Statement. All of the issued and outstanding shares of common stock have


                                       4.

been duly authorized, validly issued and are fully paid and nonassessable. Except for rights granted under the Company's 1992 Stock Option Plan, 1994 Non-Employee Directors' Stock Option Plan, Employee Stock Purchase Plan, Long-Term Objectives Stock Option Plan for Senior Management and Preferred Share Purchase Rights Plan and the outstanding warrants described in the Form 10-K (certain of which have been exercised as described in Schedule 3.2), there are no existing subscriptions, options, warrants, calls, commitments, agreements, conversion or other rights of any character (contingent or otherwise) to purchase or otherwise acquire from the Company, at any time, or upon the happening of any stated event, any shares of the capital stock of the Company. On September 27, 1996, 10,685,896 shares of the Common Stock were outstanding, and no other shares of Company stock were outstanding.

         3.3 Authority. The Company has all requisite power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and upon execution and delivery by the Company, this Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights from time to time in effect, and subject to general equity principles.

         3.4 Financial Statements. The financial statements of the Company included in the Form 10-K and Form 10-Qs fairly presented in all material respects the financial position and results of operations of the Company at their respective dates and for the respective periods to which they apply; and such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise stated therein.

         3.5 Issuance of the Shares. The Shares, when issued pursuant to the terms of this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable.

         3.6 No Conflict with Law or Documents. The execution, delivery and consummation of this Agreement and the transactions contemplated hereby will not
(a) conflict with any provisions of the Certificate of Incorporation or the Bylaws of the Company; (b) result in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under or conflict with (in each case, upon the giving of notice, the passage of time, or both) any mortgage, indenture, lease, agreement or other instrument, permit, franchise license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or its respective properties.

         3.7 Absence of Certain Developments. Since June 30, 1996, the Company has not (a) incurred or become subject to any material liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, consistent with past practices; (b) mortgaged, pledged or subjected to lien, charge or



                                       5.

any other encumbrance any material assets, tangible or intangible except in the ordinary course of business, consistent with past practices; (c) sold, assigned or transferred any material assets or canceled any material debts or obligations except in the ordinary course of business, consistent with past practices; (d) suffered any extraordinary losses, or waived any rights of substantial value;
(e) entered into any material transaction other than in the ordinary course of business, consistent with past practices; or (f) otherwise had any change in its condition, financial or otherwise, except for changes in the ordinary course of business, consistent with past practices, none of which individually or in the aggregate has been materially adverse to the Company.

         3.8 Litigation. To the Company's knowledge, there are no actions, suits, proceedings or investigations pending or threatened against or affecting the Company that in the aggregate could reasonably be anticipated to result in any material adverse effect on the Company.

         3.9      Registration Rights Covenant.

                  (a) At any time during the 180-day period immediately following the earlier of (i) the expiration of the initial Research Term (as defined in the Collaboration Agreement) without giving effect to any extensions thereof or (ii) the earlier termination of the Research Term pursuant to Article X of the Collaboration Agreement, Purchaser shall have the right to cause the Company to file a registration statement under the Securities Act for a public offering of all or part of the Shares, but in no event less than 100,000 Shares, beneficially owned by Purchaser by delivering written notice thereof to the Company specifying the number of Shares to be included in such registration and the intended method of distribution thereof (the "Registration Request"). Upon receipt of the Registration Request, the Company shall, as expeditiously as possible, use its best efforts to promptly effect the registration under the Securities Act, and all applicable state securities laws, to the extent necessary to permit the sale or other disposition by Purchaser of the Shares to be so registered in accordance with such notice.

                  (b) The demand registration rights granted in Section 3.9(a) are subject to the following limitations: (i) the Company shall not be obligated to effect more than one registration pursuant to Section 3.9(a), (ii) the Company shall not be obligated to effect such registration for a period of 60 days following the closing of an underwritten public offering of the Company's equity securities that is in registration at the time of the receipt of the Registration Request (provided that the period within which Purchaser may demand registration hereunder will be extended by the number of days by which the registration requested by Purchaser is delayed pursuant to this sentence); and
(iii) if the Company shall furnish to Purchaser a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, then the Company shall have the right to defer the filing of the registration for a period of not more than 180 days after receipt of the Registration Request (provided that the period within which



                                       6.

Purchaser may demand registration hereunder will be extended by the number of days by which the registration requested by Purchaser is delayed pursuant to this sentence).

                  (c) In addition to the rights provided by Section 3.9(a), if the Additional Shares are not freely transferable without restriction under the Securities Act, within 90 days immediately following the purchase of the Additional Shares, the Company shall file a registration statement under the Securities Act for a public offering of the Additional Shares.

                  (d) If and when the Company is required by the  provisions  of
Section 3.9(a) or (c) to include any of the Shares or Additional Shares in a registration under the Securities Act, Purchaser will furnish in writing such information as is reasonably requested by the Company for inclusion in the registration statement relating to such offering and such other information and documentation as the Company shall reasonably request, and the Company will, as expeditiously as possible:

                           (i) Prepare and file with the Securities and Exchange
Commission ("SEC") a registration statement with respect to such securities and use its best efforts to cause such registration to become and remain effective
(i) with respect to the Shares, for such period as may be necessary to permit the successful marketing of such securities, but not exceeding 120 days (excluding any period during which a stop order is in effect) and (ii) with respect to the Additional Shares, until such time as the Additional Shares are freely transferable without restriction under the Securities Act.

                           (ii)  Prepare  and file with the SEC such  amendments
and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act and to keep such registration statement effective for that period of time specified in paragraph (i) of this section.

                           (iii)   Furnish   to   Purchaser   such   number   of
prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as such Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Shares or Additional Shares registered hereunder.

                           (iv) Use its best  efforts to register or qualify the
Shares or Additional Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Purchaser shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable Purchaser to consummate the public sale or other disposition in such jurisdictions of the Shares or Additional Shares covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of a registration of any of the Shares or Additional Shares under the Securities Act pursuant to Section 3.9(a) or (c) in connection with an underwritten



                                       7.

public offering, the Company will enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering, including without limitation providing usual and customary indemnification. In the event Purchaser proposes to sell Shares or Additional Shares in accordance with this Section pursuant to an underwritten offering, the Company shall have the right to approve the managing underwriters for such offering; provided, however, that such approval shall not be unreasonably withheld.

                  (f) At any time or from time to time  following the earlier of
(i) the expiration of initial Research Term (as defined in the Collaboration Agreement) without giving effect to any extension thereof or (ii) the earlier termination of the Research Term pursuant to Article X of the Collaboration Agreement, if the Company shall determine to register any of its securities under the Securities Act either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, then the Company will:

                           (i)  promptly  give to  Purchaser  a  written  notice
thereof; and

                           (ii)  use  its  best   efforts  to  include  in  such
registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 3.9(g) below, and in any underwriting involved therein, all of the Shares specified in a written request or requests made by Purchaser and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of the Shares.

                  (g) If the registration of which the Company gives notice to Purchaser is for a registered public offering involving an underwriting, the Company shall so advise Purchaser as a part of the written notice given pursuant to Section 3.9(f)(i). In such event, the right of Purchaser to registration pursuant to Section 3.9(f) shall be conditioned upon Purchaser's participation in such underwriting and the inclusion of all or any part of the Shares specified in Purchaser's notice in the underwriting to the extent provided herein. Purchaser shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

         Notwithstanding any other provision of Sections 3.9(f) or (g), if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all of the Shares from, or limit the number of Shares to be included in, the registration and underwriting. The Company shall so advise Purchaser and other holders of securities requesting registration, and the number of shares that are entitled to be included in the



                                       8.

registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter the number of shares that are entitled to be included in the registration shall be allocated among Purchaser and other holders requesting inclusion of shares on a pro rata basis, subject to any prior agreements among the Company and its other stockholders, but only to the extent that such other agreements provide for additional limitations on the number of shares such other stockholders or the Company will be entitled to include in the registration, which agreements are in effect as of the Effective Date. If Purchaser or any other person does not agree to the terms of any such underwriting, Purchaser and any other such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Shares or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

                  (h) As used herein, "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 3.9, including, without limitation, all registration, qualification and filing fees; printing expenses; fees and disbursements of counsel for the Company (and the fees and disbursements of counsel for the Company in its capacity as counsel to the Purchaser hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the Purchaser as selected by Purchaser) and of the Company's independent accounting firm; blue sky fees and expenses; underwriting discounts and commissions and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Purchaser will pay all Registration Expenses in connection with a registration pursuant to Section 3.9(a) hereof; provided, however, that in the event Purchaser withdraws its demand for registration after having learned of a material adverse change in the condition, business, or prospects of the Company from that known to Purchaser at the time of its demand (in which case Purchaser shall retain its rights pursuant to Section 3.9(a)), all Registration Expenses shall be borne by the Company. All Registration Expenses in connection with any registration pursuant to Section 3.9(c) and (f) hereof shall be borne by the Company; provided, however, that any incremental filing fees or other expenses incurred by the Company solely by reason of Purchaser's exercise of registration rights pursuant to Section 3.9(f) shall be borne by the Purchaser.

                  (i) The rights conferred upon Purchaser under this Section 3.9 may be assigned by Purchaser to any permitted transferee of the Shares or the Additional Shares, as applicable, provided that each such transfer complies with
Section 4.5, and provided, further, that only Purchaser shall be authorized to give notice to the Company of any request for registration under Section 3.9(a) and only Purchaser shall be entitled to receive notice pursuant to Section 3.9(c) hereof.

                  (j) In the event any Shares or Additional Shares are included in a registration statement under Sections 3.9(a), (c) or (f):

                           (i) To the extent  permitted by law, the Company will
indemnify and hold harmless Purchaser, the partners, officers, directors and legal counsel of Purchaser, any



                                       9.

underwriter (as defined in the Securities Act) for Purchaser and each person, if any, who controls Purchaser or such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (a) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse Purchaser and each partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 3.9(j)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Purchaser or such partner, officer, director, underwriter or controlling person of Purchaser.

                           (ii) To the extent  permitted by law,  Purchaser will
indemnify and hold harmless the Company, each of its directors, its officers and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other person selling securities under such registration statement or any of such other person's partners, directors or officers or any person who controls such person, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such person, or partner, director, officer or controlling person of such person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Purchaser under an instrument duly executed by Purchaser and stated to be specifically for use in connection with such registration; and Purchaser will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other person, or partner, officer, director or controlling person of such other person in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 3.9(j)(ii)



                                       10.

shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Purchaser, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 3.9(j)(ii) exceed the net proceeds from the offering received by such Purchaser

                           (iii) Promptly after receipt by an indemnified  party
under this Section 3.9(j) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.9(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.9(j), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.9(j).

                           (iv)  If the  indemnification  provided  for in  this
Section 3.9(j) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by Purchaser hereunder exceed the proceeds from the offering received by Purchaser.

                           (v) The  obligations  of the  Company  and  Purchaser
under this Section 3.9(j) shall survive completion of any offering of securities in a registration statement pursuant to Section 3.9. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the



                                       11.

claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (k) If Purchaser purchases the Additional Shares in a private offering in which investors obtain registration rights, Purchaser shall be entitled to either the registration rights provided to investors in such private offering or the registration rights provided herein, in its discretion.

         3.10 Covenant to Keep Public Information Available. The Company covenants and agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder as such may be amended from time to time (the "Rules"), and will take such further actions as Purchaser may reasonably request, all to the extent required from time to time to enable Purchaser to sell Shares at such times as are permitted by this Agreement without registration under the Securities Act within the limitations of Rule 144 of the Rules or any similar rule or regulation hereafter adopted by the SEC. Upon the request of Purchaser, the Company will supply Purchaser with a certificate certifying compliance with this provision.

         3.11 SEC Reports. All of the reports filed by the Company under the Exchange Act prior to the date of this Agreement (the "SEC Reports") comply in all material respects with the requirements of the Exchange Act. None of the SEC Reports contains, as of the respective dates thereof, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

         3.12 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4, the offer, issuance, sale and delivery of the Shares constitute an exempt transaction under the Securities Act, and the offer, issuance, sale and delivery of Additional Shares pursuant to Section 1.2 shall be made in compliance with the Securities Act.

         3.13 Registration Rights. Except as set forth in the Schedule of Exceptions, the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER.

         Purchaser hereby represents, warrants and covenants with the Company as follows:

         4.1 Legal Power. Purchaser has the requisite partnership power and is authorized to enter into this Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.



                                       12.

         4.2 Due Execution. This Agreement has been duly authorized executed and delivered by Purchaser, and upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

         4.3      Investment Representations and Covenants.

         Purchaser is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Purchaser understands that the Shares have not been registered under the Securities Act, but are instead being offered and sold to Purchaser pursuant to an exemption from registration contained in the Securities Act based in part upon the following representations and warranties:

                  (a) Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                  (b) Purchaser is acquiring the Shares for such Purchaser's own account for investment only, and not with a view towards their distribution.

                  (c) Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

                  (d) Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                  (e) Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and the number of shares



                                       13.

being sold during any three-month period not exceeding specified limitations. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially similar to the following:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL THEY ARE REGISTERED UNDER THE ACT OR UNLESS (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR (B) SUCH SALE IS MADE PURSUANT TO RULE 144 UNDER THE ACT.

         4.4 Standstill Covenant.  Purchaser agrees that prior to the earlier of
(i) the expiration of initial Research Term (as defined in the Collaboration Agreement) without giving effect to any extension thereof or (ii) the earlier termination of the Research Term pursuant to Article X of the Collaboration Agreement, neither Purchaser nor any of its affiliates will in any manner, directly or indirectly (i) other than as permitted by this Agreement, effect, seek, offer or propose to effect any acquisition of any securities or assets of the Company, any tender or exchange offer, merger, business combination, recapitalization or other extraordinary transaction involving the Company or any solicitation of proxies or consents to vote any voting securities of the Company, (ii) form, join or in any way participate in a "group" (as defined in the Exchange Act) with respect to any voting securities of the Company, (iii) solicit or participate in any solicitation of proxies relating to the election of directors of the Company, or (iv) enter into any agreement with any other person with respect to the foregoing, or assist any other person to do any of the foregoing; provided that (A) Purchaser may purchase additional securities in an amount sufficient to allow Purchaser to own up to 4.9% of the then outstanding shares of Common Stock of the Company (excluding any shares issued directly to Purchaser or its affiliates by the Company); (B) the transfer of Shares in accordance with Section 4.5 and the voting thereof by the transferee shall not be deemed a prohibited group formation or proxy solicitation; (C) the restrictions contained in this Section shall terminate automatically upon the acquisition by any person or group (as defined in the Exchange Act), other than Purchaser and its affiliates, of more than 20% of the outstanding voting securities of the Company or upon the commencement (as provided in Rule 14d-2 under the Exchange Act) of a tender offer other than by or on behalf of Purchaser or its affiliates (with securities or cash) which has not been approved by a majority of the Company's Board of Directors for the Company's voting securities and (D) this sentence shall not prohibit the acquisition or disposition of shares for investment purposes only in the open market in the ordinary course by any pension fund or trust for the benefit of employees of Purchaser or its affiliates.

         4.5 Lockup Covenant. Purchaser agrees that prior to the earlier of (i) the expiration of the initial Research Term (as defined in the Collaboration Agreement) without giving effect to any extensions thereof or (ii) the earlier termination of the Research Term pursuant to Article X of the Collaboration Agreement, Purchaser will not, without the prior written approval of the



                                       14.

Company, offer, sell or otherwise dispose of, directly or indirectly, any capital stock of the Company which Purchaser may own directly, indirectly or beneficially; provided that (i) Purchaser may transfer some or all of such capital stock (A) pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of Purchaser, or pursuant to a sale of all or substantially all of the stock or assets of Purchaser; and (B) to a corporation, partnership or other legal entity of which Purchaser is in control of, under common control with or controlled by, but only if such transferee agrees in writing to hold such capital stock subject to all of the provisions of this Agreement and to transfer such capital stock to Purchaser if such transferee ceases to be in control of, under common control with or controlled by Purchaser (all such capital stock so transferred shall be deemed to be shares held by Purchaser for all purposes hereunder), (ii) the restrictions contained in this sentence shall terminate automatically upon the acquisition by any person or group (as defined in the Exchange Act), other than Purchaser and its affiliates, of more than 20% of the outstanding voting securities of the Company, and (iii) this sentence shall not prohibit the acquisition or disposition of shares for investment purposes only in the open market in the ordinary course by any pension fund or trust for the benefit of employees of Purchaser or its affiliates.

         4.6 Right of First Offer. Purchaser agrees that Purchaser will not sell, assign, pledge, or in any manner transfer any of the Shares or any right or interest therein, whether voluntarily or by operation of law, except by a transfer which meets the requirements set forth elsewhere in this Agreement and hereinafter set forth in this Section 4.6:

                  (a) If Purchaser receives from anyone a bona fide offer acceptable to Purchaser to purchase any of the Shares, or intends to make a bona fide offer to sell any Shares, then Purchaser shall first give written notice thereof to the Company. The notice shall name the proposed transferee, if known, and state the number of shares to be transferred, the price per share or method for determining the price and all other terms and conditions of the offer.

                  (b) For five (5) business days following receipt of such notice, the Company shall have the option to purchase all of the shares (but not less than all) specified in the notice at the price and upon the terms set forth in such bona fide offer. In the event the Company elects to purchase all the shares, it shall give written notice to the Purchaser of its election and settlement for said shares shall be made as provided below in paragraph (c).

                  (c) In the event the Company elects to acquire any of the Shares as specified in Purchaser's notice, the Company shall so notify Purchaser and settlement thereof shall be made in cash within ten (10) business days after the Company receives Purchaser's notice; provided that if the terms of payment set forth in Purchaser's notice were other than cash against delivery, the Company shall pay for said shares on the same terms and conditions set forth in Purchaser's notice.

                  (d) In the event the Company does not elect to acquire all of the shares specified in Purchaser's notice, Purchaser may, within the sixty-day period following the expiration of the option rights granted to the Company herein, sell elsewhere the shares specified



                                       15.

in Purchaser's notice which were not acquired by the Company, in accordance with the provisions of this Agreement, provided that said sale shall not be on terms and conditions more favorable to Purchaser than those contained in the bona fide offer set forth in Purchaser's notice.


                  (e) Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 4.6:

                           (i) A transfer  of any or all of the Shares  pursuant
to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of Purchaser, or pursuant to a sale of all or substantially all of the stock or assets of Purchaser; and

                           (ii) A  transfer  of any  or all of the  Shares  to a
corporation, partnership or other legal entity of which Purchaser is in control of, under common control with or controlled by, but only if such transferee agrees in writing to hold such Shares subject to all of the provisions of this Agreement and to transfer such Shares to Purchaser if such transferee ceases to be in control of, under common control with or controlled by Purchaser (all such Shares so transferred shall be deemed to be shares held by Purchaser for all purposes hereunder).

                           In any such case, the transferee,  assignee, or other
recipient shall receive and hold such stock subject to the provisions of this Agreement, and there shall be no further transfer of such stock except in accordance with this Agreement.

                  (f) Any sale or transfer, or purported sale or transfer, of Shares shall be null and void unless the terms, conditions and provisions of this Agreement are strictly observed and followed.

                  (g) The foregoing right of first offer shall terminate on either of the following dates, whichever shall first occur:

                           (i) The earlier of (i) the expiration of the Research
Term (as defined in the Collaboration Agreement) including any extensions thereof or (ii) the earlier termination of the Research Term pursuant to Article X of the Collaboration Agreement; or

                           (ii) Upon the  registration of the Shares pursuant to
a registration statement filed with, and declared effective by, the SEC under the Securities Act.

                  (h) The certificate representing the Shares shall bear on its face the following legend so long as the foregoing right of first offer remains in effect:



                                       16.

                  "The shares represented by this certificate are subject to a right of first offer option in favor of the Company, as provided in the Common Stock Purchase Agreement dated as of September 30, 1996 by and between the Company and Vision Pharmaceuticals L.P.

5.       MISCELLANEOUS.

         5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California, without regard to principles of conflict of laws.

         5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

         5.3 Entire Agreement. This Agreement and the Exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         5.4 Separability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         5.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and Purchaser. Any amendment or waiver effected in accordance with this section shall be binding upon any holder of any security purchased under this Agreement (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

         5.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company and Purchaser at the addresses included herein.



                                       17.

         5.7 Fees and Expenses. The Company and Purchaser shall bear their own expenses and legal fees with respect to this Agreement and the transactions contemplated hereby.

         5.8  Titles  and   Subtitles.   The  titles  of  the   paragraphs   and
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         5.10 Consent to Jurisdiction and Venue. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a court of applicable jurisdiction in the State of California and each party hereby consents to the jurisdiction and venue of such court.

         5.11 Guarantee. Allergan guarantees the performance of each obligation of Purchaser under this Agreement, whether or not Allergan has received any notice which is to be provided to Purchaser pursuant to this Agreement.




                                       18.

         IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

                                 SUGEN, INC.



                                 By:  /s/ Stephen Evans-Freke
                                    -------------------------------------------
                                          Name:  Stephen Evans-Freke
                                          Title: Chief Executive Officer
                                                 and Chairman of the Board

                                 Address:        515 Galveston Drive
                                                 Redwood City, CA 94063-4720


                                 VISION PHARMACEUTICALS L.P., A TEXAS LIMITED
                                 PARTNERSHIP DBA ALLERGAN
                                 By: Allergan General, Inc.
                                 Its: General Partner


                                 By:   /s/ Francis R. Tunney
                                    -------------------------------------------

                                           Francis R. Tunney
                                           Secretary

                                 Address:  c/o Allergan, Inc.
                                           2525 Dupont Drive
                                           Irvine, CA 92612

                                 Guarantee of performance given by:


                                 ALLERGAN, INC.

                                 By:  /s/ Francis R. Tunney
                                    -------------------------------------------

                                          Name:  Francis R. Tunney, Jr.
                                          Title: Corporate Vice President
                                                 and General Counsel


                                 Address:        2525 Dupont Drive
                                                 Irvine, CA 92612


                                       19.

                                    EXHIBIT A

                              FORM OF OPINION FROM
                     COOLEY GODWARD CASTRO HUDDLESON & TATUM


Organization. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has all requisite power and authority to own or lease its properties and to conduct its business as now conducted. The Company is qualified as a foreign corporation and is in good standing in all states where the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, financial condition or results of operations of the Company taken as a whole.

Authority. The Company has all requisite power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Collaboration Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and upon execution and delivery by the Company, this Agreement and the Collaboration Agreement will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights from time to time in effect and subject to general equity principles.

Shares validly issued. The Shares have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, will be validly issued, outstanding, fully paid and nonassessable.

                                    EXHIBIT B

                  SCHEDULE OF EXCEPTIONS PURSUANT TO SECTION 3


         This Schedule of Exceptions is made and given pursuant to Section 3 of the Agreement. The paragraph numbers in this Schedule of Exceptions correspond to the paragraph numbers in the Agreement; however, any information disclosed herein under any paragraph number shall be deemed to be disclosed and incorporated into any other paragraph number under the Agreement where such disclosure would be appropriate. Any terms defined in the Agreement shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement unless the context otherwise requires.


         3.2 Capitalization. The following warrants were exercised for the number of shares indicated in cashless transactions on the dates indicated:

                                           Shares         Shares         Warrant
   Date            Warrantholder           Issued       Netted Out        Total
   ----            -------------           ------       ---------         -----

 3/22/96        Silicon Valley Bank        1,811            855           2,666


  1/5/96         Western Technology        3,623           1,710          5,333
                     Investment


         On September 30, 1996, 20,410 shares of Common Stock were issued under the Company's Employee Stock Purchase Plan.

         3.13 Registration Rights. The Company has granted registration rights to the following security holders with respect to the number of shares indicated:


                 Security Holder                               Number of Shares
                 ---------------                               ----------------

Asta Medica Aktiengesellschaft                                     431,137

Zeneca Limited                                                   1,071,016

AMGEN, Inc.                                                        200,000

Sanwa Business Credit Corp.                                         2,666

Dr. Heinrich Kuhn                                                  15,000

Financing for Science International, Inc.                          20,798

Genentech, Inc.                                                    133,333

Comdisco                                                           76,847